UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 22, 2019

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBIX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below in Item 5.07, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amending the Company’s 2011 Equity Incentive Plan, as amended (the “2011 Plan”), to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2011 Plan from 19,000,000 to 21,000,000. A summary of the material terms of the 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2019 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2011 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2019, the Company held its Annual Meeting. As of the close of business on March 29, 2019, the record date for the Annual Meeting, there were 91,284,279 shares of common stock entitled to vote, of which there were 84,167,365 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of two Class II Directors for a term of three years expiring at the 2022 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of the 2011 Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder from 19,000,000 to 21,000,000, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

•	Election of two Class II Directors for a term of three years expiring at the 2022 Annual Meeting of Stockholders.

Richard F. Pops	For	40,099,761	Withheld	38,916,350
Stephen A. Sherwin, M.D.	For	59,795,609	Withheld	19,220,502

The two nominees for Class II Director were elected. The Class I Directors, George J. Morrow and William H. Rastetter, Ph.D., continue in office until the 2021 Annual Meeting of Stockholders, or until their earlier death, resignation or removal. The Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons, and Alfred W. Sandrock, Jr., M.D., Ph.D, will continue in office until the 2022 Annual Meeting of Stockholders or until their earlier death, resignation or removal.

•	An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	76,076,922	Against	1,767,778	Abstain	1,171,411
Percent of Voted:	For	97.72%	Against	2.27%

There were 5,151,254 broker non-votes for this proposal.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	Approval of the 2011 Plan, as amended.

Shares Voted:	For	52,418,919	Against	25,443,099	Abstain	1,153,073
Percent of Voted:	For	67.32%	Against	32.67%

There were 5,151,254 broker non-votes for this proposal.

The 2011 Plan, as amended, was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Shares Voted:	For	81,923,806	Against	1,088,194	Abstain	1,155,365
Percent of Voted:	For	98.68%	Against	1.31%

The appointment of Ernst & Young LLP was ratified.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Neurocrine Biosciences, Inc. 2011 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2019	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer